UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K
___________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2015 (June 26, 2015)
___________________________

Cable One, Inc.

(Exact name of registrant as specified in its charter)
___________________________

Delaware	1-36863	13-3060083
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 364-6000
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2015, Cable One, Inc. (the “Company”) entered into a Credit Agreement (the “Credit Agreement”) among the Company, as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents party thereto.  The Credit Agreement provides for a five-year revolving credit facility in an aggregate principal amount of $200,000,000 (the “Revolving Credit Facility”) and a five-year term loan facility in an aggregate principal amount of $100,000,000 (the “Term Loan Facility” and, together with the Revolving Credit Facility, the “Senior Credit Facilities”). Concurrently with its entry into the Credit Agreement, the Company borrowed the full amount of the Term Loan Facility.

The obligations under the Senior Credit Facilities are obligations of the Company and are guaranteed by the Company’s wholly owned subsidiary, Cable One VoIP LLC (the “Subsidiary”).  The obligations under the Senior Credit Facilities are secured, subject to certain exceptions, by substantially all of the assets of the Company and the Subsidiary.

Borrowings under the Senior Credit Facilities will bear interest, at the Company’s option, at a rate per annum determined by reference to either the London Interbank Offered Rate (“LIBOR”) or an adjusted base rate, in each case plus an applicable interest rate margin.  The applicable interest rate margin with respect to LIBOR borrowings will be a rate per annum between 1.50% and 2.25% and the applicable interest rate margin with respect to adjusted base rate borrowings will be a rate per annum between 0.50% and 1.25%, in each case determined on a quarterly basis by reference to a pricing grid based upon the Company’s total net leverage ratio. Borrowings under the Senior Credit Facilities will initially bear interest at LIBOR plus 1.50% per annum or at the adjusted base rate plus 0.50%.  In addition, the Company will be required to pay commitment fees on any unused portion of the Revolving Credit Facility at a rate between 0.25% per annum and 0.40% per annum, determined by reference to the pricing grid.

The Senior Credit Facilities may be prepaid at any time without premium.  The Term Loan Facility will amortize in equal quarterly installments at a rate of 2.5% per annum in the first year after funding, 5.0% per annum in the second year after funding, 7.5% per annum in the third year after funding, 10.0% per annum in the fourth year after funding and 15.0% per annum in the fifth year after funding, with the outstanding balance of the Term Loan Facility to be paid on the fifth anniversary of funding.

Borrowings under the Revolving Credit Facility are subject to the satisfaction of customary conditions, including the accuracy of representations and warranties and the absence of defaults.

The Company may, subject to the terms and conditions of the Credit Agreement, obtain additional credit facilities of up to $300,000,000 under the Credit Agreement pursuant to an uncommitted incremental facility.

The Credit Agreement contains customary representations, warranties and affirmative and negative covenants, including limitations on indebtedness, liens, restricted payments, prepayments of certain indebtedness, investments, dispositions of assets, restrictions on subsidiary distributions and negative pledge clauses, fundamental changes, transactions with affiliates and amendments to organizational documents.  The Credit Agreement also requires the Company to maintain specified ratios of total net leverage and first lien net leverage to consolidated operating cash flow.  The Credit Agreement also contains customary events of default, including non-payment of principal, interest, fees or other amounts, material inaccuracy of any representation or warranty, failure to observe or perform any covenant, default in respect of other material debt of the Company and its restricted subsidiaries, bankruptcy or insolvency, the entry against the Company or any of its restricted subsidiaries of a material judgment, the occurrence of certain ERISA events, impairment of the loan documentation and the occurrence of a change of control.

The Company intends to use proceeds of borrowings under the Senior Credit Facilities to fund cash to its balance sheet and for working capital and other general corporate purposes.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Directors; Election of Directors

On June 26, 2015, in anticipation of the legal and structural separation of the Company (the “Spin-Off”) from Graham Holdings Company (“Graham”), Donald E. Graham and Hal S. Jones each tendered his resignation as a member of the board of directors of the Company (the “Board”), effective concurrently with the consummation of the Spin-Off at 12:01 a.m. EDT (the “Effective Time”) on July 1, 2015 (the “Distribution Date”). At the time of their resignations, Mr. Graham and Mr. Jones each served on the Audit, Compensation and Nominating and Governance Committees of the Board.

On June 26, 2015, Graham, the sole stockholder of the Company, elected Naomi M. Bergman, Brad D. Brian, Alan G. Spoon, Wallace R. Weitz and Katharine B. Weymouth to serve as directors of the Company, effective at the Effective Time. Mr. Brian and Ms. Weymouth were elected as Class I directors, whose terms expire at the 2016 annual meeting of stockholders. Ms. Bergman, Mr. Spoon and Mr. Weitz were elected as Class II directors, whose terms expire at the 2017 annual meeting of stockholders. Mr. Gayner and Mr. Might were elected as Class III directors, whose terms expire at the 2018 annual meeting of stockholders.

Mr. Might will serve as Chairman of the Board. Ms. Bergman, Mr. Gayner and Mr. Spoon will serve as members of the Audit Committee of the Board. Mr. Brian, Mr. Spoon and Mr. Weitz will serve as members of the Compensation Committee of the Board. Mr. Gayner, Mr. Might and Mr. Spoon will serve as members of the Executive Committee of the Board. Ms. Bergman, Mr. Brian and Mr. Gayner will serve as members of the Nominating and Governance Committee of the Board.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Amended and Restated Certificate of Incorporation (the “Restated Certificate”) of the Company and the Amended and Restated By-laws of the Company (the “Restated By-laws”) became effective. The Restated Certificate was approved by the Board and Graham, in its capacity as sole stockholder of the Company, and the Restated By-laws were approved by the Board, in each case on June 26, 2015.

A summary of the material provisions of the Restated Certificate and Restated By-laws can be found in the section titled “Description of Our Capital Stock” of the Information Statement filed as Exhibit 99.1 to Amendment No. 4 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on June 5, 2015, which is incorporated herein by reference.  This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate and Restated By-laws, attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events

On July 1, 2015, the Spin-Off was completed.  A copy of the press release announcing the completion of the Spin-Off is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of Cable One, Inc.

3.2	Amended and Restated By-laws of Cable One, Inc.

10.1
Credit Agreement, dated as of June 30, 2015, by and among Cable One, Inc., as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents party thereto.*

99.1
The section titled “Description of Our Capital Stock” appearing on pages 104 to 108 of the Information Statement, filed as Exhibit 99.1 to Amendment No. 4 to Cable One, Inc.’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on June 5, 2015, is incorporated herein by reference.

99.2	Press Release, issued July 1, 2015.

* The Company hereby undertakes to furnish supplementally a copy of any omitted schedule to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Alan H. Silverman
	Name:	Alan H. Silverman
	Title:	Senior Vice President-General Counsel

Date: July 1, 2015

EXHIBIT INDEX

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of Cable One, Inc.

3.2	Amended and Restated By-laws of Cable One, Inc.

10.1
Credit Agreement, dated as of June 30, 2015, by and among Cable One, Inc., as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents party thereto.*

99.1
The section titled “Description of Our Capital Stock” appearing on pages 104 to 108 of the Information Statement, filed as Exhibit 99.1 to Amendment No. 4 to Cable One, Inc.’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on June 5, 2015, is incorporated herein by reference.

99.2	Press Release, issued July 1, 2015.

* The Company hereby undertakes to furnish supplementally a copy of any omitted schedule to such agreement to the U.S. Securities and Exchange Commission upon request.